UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2026

Codexis, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34705	71-0872999
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Penobscot Drive

Redwood City, CA 94063

(Address of Principal Executive Offices) (Zip Code)

(650) 421-8100

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	CDXS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Codexis, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on June 17, 2026. The following is a brief description of each matter voted upon at the Annual Meeting. A more complete description of each matter is set forth in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting, filed with the Securities and Exchange Commission on April 28, 2026 (the “Proxy Statement”). The vote results detailed below represent final results as certified by the Inspector of Elections.

Proposal 1. Election of Directors.

The Company’s stockholders elected Stephen G. Dilly, Raymond De Vré, and Rahul Singhvi for a three-year term expiring at the 2029 annual meeting of stockholders or until their respective successors are duly elected and qualified or their earlier resignation or removal. The voting results are as follows:

	Number of Votes
Name of Nominee	For	Withheld	Broker Non-Votes
Stephen G. Dilly, M.B.B.S., Ph.D.	47,074,970	6,891,598	20,771,912
Raymond De Vré, Ph.D.	53,369,302	597,266	20,771,912
Rahul Singhvi, Sc.D.	53,059,159	907,409	20,771,912

Proposal 2. Ratification of Independent Registered Public Accounting Firm.

The Company’s stockholders ratified the selection by the audit committee of the Company’s board of directors of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The voting results are as follows:

Number of Votes
For	Against	Abstain
74,561,400	106,175	70,905

Proposal 3. Non-binding, Advisory Vote on Executive Compensation.

The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The voting results are as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes
52,546,366	1,192,848	227,354	20,771,912

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CODEXIS, INC.

Date: June 22, 2026	By:	/s/ Georgia Erbez
Georgia Erbez
Chief Financial Officer and Chief Business Officer